UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): November 10, 2015
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OCLARO, INC.
(Exact name of Registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	000-30684 (Commission file number)	20-1303994 (I.R.S. Employer Identification Number)
2560 Junction Avenue, San Jose, California 95134 (Address of principal executive offices, zip code)
(408) 383-1400 (Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on November 10, 2015, Oclaro, Inc. (the “Company”) amended its Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock from 175,000,000 shares to 275,000,000 shares (the “Amendment”).

The foregoing description of the Amendment is qualified in its entirety by reference to the Certificate of Amendment attached hereto as Exhibit 3.1, which is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders

On November 10, 2015, the Company held its 2015 annual meeting of stockholders. As of the record date of September 11, 2015, there were 110,756,976 shares of common stock outstanding and entitled to vote at the meeting. A total of 84,313,077 shares were present in person or by proxy at the annual meeting of stockholders.

At the annual meeting, the Company’s stockholders elected Greg Dougherty and Marissa Peterson as Class II Directors, to serve three-year terms and until their successors are duly elected and qualified or until their earlier resignation or removal. The proposal received the following votes:

Greg Dougherty

For	Withheld	Broker Non-Vote
51,996,264	634,362	31,682,451

Marissa Peterson

For	Withheld	Broker Non-Vote
51,752,453	878,173	31,682,451

At the annual meeting, the Company’s stockholders approved the issuance of shares of the Company’s common stock upon conversion of up to $65 million in aggregate principal amount of the Company’s 6.00% Convertible Senior Notes due 2020 issued in a private placement on February 19, 2015 in accordance with the terms of the Notes and the Indenture. The proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
50,467,646	2,037,267	125,713	31,682,451

At the annual meeting, the Company’s stockholders approved the Amendment. The proposal received the following votes:

For	Against	Abstain
76,682,088	6,227,120	1,403,869

At the annual meeting, the Company’s stockholders approved an amendment to the Fifth Amended and Restated 2001 Long-Term Stock Incentive Plan. The proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
50,631,931	1,613,579	385,116	31,682,451

At the annual meeting, the Company’s stockholders approved the Amended and Restated Variable Pay Program. The proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
51,199,210	1,038,242	393,174	31,682,451

At the annual meeting, the Company’s stockholders approved, on an advisory basis, the compensation of its named executive officers. The proposal received the following votes:

For	Against	Abstain	Broker Non-Vote
50,566,554	1,596,228	467,844	31,682,451

At the annual meeting, the Company’s stockholders ratified the selection of Grant Thornton LLP as its independent registered public accounting firm for the current fiscal year. The proposal received the following votes:

For	Against	Abstain
83,261,587	814,098	247,392

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description

3.1        Certificate of Amendment to the Restated Certificate of Incorporation of Oclaro, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCLARO, INC.
Date: November 10, 2015	By:	/s/ DAVID L. TEICHMANN
David L. Teichmann
Executive Vice President, General Counsel and Corporate Secretary